UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

AMERICA’S DRIVING RANGES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-154912	26-2797630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

78-365 Highway 111, #287 La Quinta, CA 92253

(Address of principal executive offices)  (Zip Code

(760) 360-9547

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) On August 6, 2009, Board of Directors of the Registrant was notified by Moore & Associates Chartered (“Moore”), its independent registered public accounting firm that it was no longer engaged in auditing or reviewing public company financial statements effective as of the date of said notice. On August 27, 2009, the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 there under, and noncooperation with a Board investigation..

The accounting firm Seale and Beers, CPAS has taken over the audit practice of Moore & Associates Chartered. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past year, since inception or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's most recent fiscal year, since inception and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements. We intend to have financial statements audited by Moore and Associates Chartered reaudited, including the audit of financial statements for year ended December 31,2008, by new independent accountants.

b) On August 6, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

c) The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. We were unable to obtain an Exhibit 16 letter from Moore because Moore has refused to provide such letter on advice of its attorneys.

Item 9.01.  Financial Statements, Pro Forma Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

 See August 7, 2009 Letter from Moore and Associates Chartered attached which was filled as an exhibit to an 8K filed on August 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2009

AMERICA’S DRIVING RANGES, INC.

/s/ John Birchard
John Birchard
President

   Exhibit 16.1

MOORE & ASSOCIATES, CHARTERED

  ACCOUNTANTS AND ADVISORS

  ------------------------

      PCAOB REGISTERED

August 7, 2009

U. S. Securities and Exchange Commission

450 Fifth Street NW

Washington DC  20549

Re:   America’s Driving Ranges

Dear Sirs:

We were previously the principal auditors for America’s Driving Ranges and we reported on the financial statements of America’s Driving Ranges for the period from inception, June 9, 2008 to March 31, 2009.  We have read America’s Driving Ranges’ statements under Item 4 of its Form 8-K, dated August 7, 2009

, and we agree with such statements.

For the most recent fiscal period through to August 7, 2009

, there have been no disagreements between America’s Driving Ranges and Moore & Associates, Chtd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore & Associates, Chtd. would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Yours truly,

-----------------------------

Moore & Associates, Chartered

Las Vegas, Nevada

            6490 West Desert Inn Road, Las Vegas, NV 89146

                  (702) 253-7499 Fax (702) 253-7501

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